Exhibit 32.2

Certification Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Michael W. Harlan, Executive Vice President, Chief Operating Officer and Chief Financial Officer of U.S. Concrete, Inc., a Delaware corporation (the “Company”), hereby certify, to my knowledge, that:

(1) the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2003	/s/ MICHAEL W. HARLAN

Michael W. Harlan
Executive Vice President, Chief Operating Officer and Chief Financial Officer